POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the person whosesignature appears below constitutes and appoints Allan S.Mostoff, David J. Harris, and Keith T. Robinson, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of Republic Funds, Republic Advisor Funds Trust, and Republic Portfolios, and any pre- or post-effective amendments thereto,and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and ExchangeCommission, hereby ratifying and conforming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                        /s/ Alan S. Parsow
                                        ______________________________
                                        Alan S. Parsow



Date:      July 22, 1996

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Allan S. Mostoff, David J. Harris, and Keith T. Robinson, and each of them, to act severally as attorneys-in-fact and agents, withpower of substitution and resubstitution, for the undersigned inany and all capacities to sign the Registration Statement of Republic Funds, Republic Advisor Funds Trust, and Republic Portfolios, and any pre- or post-effective amendments thereto, and to file the same, with exhibits thereto, and other documentsin connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                             /s/ Larry M. Robbins
                                             _____________________________
                                             Larry M. Robbins



Date:    July 22, 1996

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the person whose ignature appears below constitutes and appoints Allan S. Mostoff, David J. Harris, and Keith T. Robinson, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of Republic Funds, Republic Advisor Funds Trust, and Republic Portfolios, and any pre- or post-effective amendments thereto,and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                        /s/ Michael Seely
                                        ______________________________
                                        Michael Seely

Date:     July 22, 1996

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Allan S. Mostoff, David J. Harris, and Keith T. Robinson, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of Republic Funds, Republic Advisor Funds Trust, and Republic Portfolios, and any pre- or post-effective amendments thereto,and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                   /s/ Frederick C. Chen
                                   ______________________________
                                   Frederick C. Chen



Date:     July 22, 1996

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Adrian Waters and Catherine Brady, and each of them, to act severally asattorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of Republic Funds, Republic Advisor Funds Trust, and Republic Portfolios, and any pre- or post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                   /s/ George O. Martinez
                                   ______________________________
                                   George O. Martinez




Date:       November 25, 1996



Accepted By:

/s/ Adrian Waters
_____________________________
Adrian Waters


Date:      November 25, 1996

/s/ Catherine Brady
_____________________________
Catherine Brady

Date:      November 25, 1996